EXHIBIT 24


                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Kenneth J. Bialkin
                      -----------------------------------

                          Kenneth J. Bialkin

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Edward H. Budd
                      -----------------------------------

                          Edward H. Budd

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Joseph A. Califano, Jr.
                      -----------------------------------
                          Joseph A. Califano, Jr.

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.




                      /s/ Douglas D. Danforth
                      -----------------------------------
                          Douglas D. Danforth

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.



                      /s/ Leslie B. Disharoon
                      -----------------------------------
                          Leslie B. Disharoon

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.



                      /s/ Gerald R. Ford
                      -----------------------------------

                          Gerald R. Ford

                POWER OF ATTORNEY


                    (Form S-8)

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Robert F. Greenhill
                      -----------------------------------

                          Robert F. Greenhill

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.



                      /s/ Ann D. Jordan
                      -----------------------------------

                          Ann D. Jordan

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Robert I. Lipp
                      -----------------------------------

                          Robert I. Lipp

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.



                      /s/ Dudley C. Mecum
                      -----------------------------------

                          Dudley C. Mecum

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Andrall E. Pearson
                      -----------------------------------

                          Andrall E. Pearson

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.



                      /s/ Frank J. Tasco
                      -----------------------------------

                          Frank J. Tasco

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Joseph R. Wright, Jr.
                      -----------------------------------

                          Joseph R. Wright, Jr.

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of December, 1993.



                      /s/ Arthur Zankel
                      -----------------------------------

                          Arthur Zankel

                POWER OF ATTORNEY

                    (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PRIMERICA CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with the Primerica Corporation Stock Option Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of October, 1993.



                      /s/ Frank G. Zarb
                      -----------------------------------

                          Frank G. Zarb